UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  August 25, 2004


     NOMURA ASSET  ACCEPTANCE  CORPORATION,  (as  depositor  under a Pooling and
Servicing Agreement, dated as of June 1, 2004, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2004-AP2, Mortgage Pass-Through Certificates, Series 2004-AP2)


                      NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-02                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)




[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On August 25, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 2004 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2004-AP2
Mortgage Pass-Through Certificates, Series  2004-AP2
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein


Date:  August 30, 2004              By:   /s/  Mary R. Fonti
                                  ---------------------------------------
                                      Mary R. Fonti
                                      Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         August 25, 2004

Exhibit 99.1

Monthly Certificateholder Statement on August 25, 2004





        NOMURA ASSET ACCEPTANCE CORP., ALTERNATIVE LOAN TRUST, SERIES 2004-AP2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 August 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         83,499,000.00     79,142,544.50  5,397,609.20      108,821.00   5,506,430.20    0.00        0.00       73,744,935.30
A2         18,278,000.00     18,278,000.00          0.00       62,434.60      62,434.60    0.00        0.00       18,278,000.00
A3A         7,000,000.00      7,000,000.00          0.00       40,833.33      40,833.33    0.00        0.00        7,000,000.00
A3B        37,206,000.00     37,206,000.00          0.00      150,777.32     150,777.32    0.00        0.00       37,206,000.00
A4         25,804,000.00     25,804,000.00          0.00      124,740.84     124,740.84    0.00        0.00       25,804,000.00
A5         19,878,000.00     19,878,000.00          0.00       99,390.00      99,390.00    0.00        0.00       19,878,000.00
A6         22,817,000.00     22,817,000.00          0.00      106,536.38     106,536.38    0.00        0.00       22,817,000.00
M1          5,019,000.00      5,019,000.00          0.00       25,095.00      25,095.00    0.00        0.00        5,019,000.00
M2          3,878,000.00      3,878,000.00          0.00       19,390.00      19,390.00    0.00        0.00        3,878,000.00
M3          3,080,000.00      3,080,000.00          0.00       15,400.00      15,400.00    0.00        0.00        3,080,000.00
C           1,713,346.92      1,711,292.00          0.00      384,417.10     384,417.10    0.00        0.00        1,711,292.00
P                 100.00            100.00          0.00       17,523.53      17,523.53    0.00        0.00              100.00
R                   0.00              0.00          0.00            0.00           0.00    0.00        0.00                0.00
TOTALS    228,172,446.92    223,813,936.50  5,397,609.20    1,155,359.10   6,552,968.30    0.00        0.00      218,416,327.30

AIO        28,522,000.00     28,522,000.00          0.00      106,957.50     106,957.50       0.00        0.00    28,522,000.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
A1       65535VCX4       947.82625540   64.64280051     1.30326112     65.94606163      883.18345489      A1         1.650000 %
A2       65535VCY2     1,000.00000000    0.00000000     3.41583324      3.41583324    1,000.00000000      A2         4.099000 %
A3A      65535VCZ9     1,000.00000000    0.00000000     5.83333286      5.83333286    1,000.00000000      A3A        6.673603 %
A3B      65535VDH8     1,000.00000000    0.00000000     4.05250013      4.05250013    1,000.00000000      A3B        4.863000 %
A4       65535VDA3     1,000.00000000    0.00000000     4.83416680      4.83416680    1,000.00000000      A4         5.801000 %
A5       65535VDB1     1,000.00000000    0.00000000     5.00000000      5.00000000    1,000.00000000      A5         6.000000 %
A6       65535VDC9     1,000.00000000    0.00000000     4.66916685      4.66916685    1,000.00000000      A6         5.603000 %
M1       65535VDE5     1,000.00000000    0.00000000     5.00000000      5.00000000    1,000.00000000      M1         6.000000 %
M2       65535VDF2     1,000.00000000    0.00000000     5.00000000      5.00000000    1,000.00000000      M2         6.000000 %
M3       65535VDG0     1,000.00000000    0.00000000     5.00000000      5.00000000    1,000.00000000      M3         6.000000 %
C        65535VDJ4       998.80063986    0.00000000   224.36617798    224.36617798      998.80063986      C        269.562714 %
P        65535VDK1     1,000.00000000    0.00000000            ###            ####    1,000.00000000      P          0.000000 %
TOTALS                   980.89817382   23.65583256     5.06353469     28.71936725      957.24234126

AIO      65535VDD7     1,000.00000000    0.00000000     3.75000000      3.75000000    1,000.00000000      AIO        4.500000 %
-----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Andrew Cooper
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-4523
                              Fax: (212) 623-5930
                      Email: andrew.m.cooper@jpmchase.com


               Principal Funds:
                                       Principal Remittance Amount                                                 5,397,609.20
                                       Scheduled Principal Payments                                                  210,185.25
                                       Principal Prepayments                                                       5,156,091.66
                                       Curtailments                                                                   31,203.12
                                       Cutailment Interest Adjustments                                                   129.17
                                       Repurchase Principal                                                                0.00
                                       Substitution Amounts                                                                0.00
                                       Net Liquidation Proceeds                                                            0.00
                                       Other Principal Adjustments                                                         0.00

                                       Extra Principal Distribution Amount                                                 0.00

               Interest Funds:
                                       Gross Interest                                                              1,294,405.55
                                       Interest Adjustments from Prior Periods                                             0.00

                                       Recoveries from Prior Loss Determinations                                           0.00
                                       Reimbursements of Non-Recoverable Advances Previously Made                          0.00
                                       Recovery of Reimbursements Previously Deemed Non-Recoverable                        0.00

               Prepayment Penalties
                                       Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected          3
                                       Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected 541,880.62
                                       Amount of Prepayment Penalties Collected                                         17,523.53

                                       Beginning Number of Loans Outstanding                                                1,165
                                       Ending Number of Loans Outstanding                                                   1,142

                                       Beginning Aggregate Loan Balance                                            223,813,836.50
                                       Ending Aggregate Loan Balance                                               218,416,227.30

                                       Servicing Fees including PMI Fees                                                49,612.49

                                       Current Advances                                                                      0.00
                                       Aggregate Advances                                                                    0.00

                                       Weighted Average Net Mortgage Rate                                               6.67408 %

               NET WAC Reserve Fund Account:
                                       Beginning Balance                                                                 5,000.00
                                       Additions to the NET WAC Reserve Fund                                             1,903.98
                                       Withdrawals from the NET WAC Reserve Fund                                         1,903.98
                                       Ending Balance                                                                    5,000.00


                                       Delinquent Mortgage Loans
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                         0                     0.00                  0.00 %
                                                 2 Month                         0                     0.00                  0.00 %
                                                 3 Month                         0                     0.00                  0.00 %
                                                  Total                          0                     0.00                  0.00 %
                                       * Delinquent Bankruptcies are included in the table above.

                                       Bankruptcies
                                                              Group 1
                                                                                   Principal
                                                              Number               Balance                Percentage
                                                                        0                    0.00                  0.00 %
                                                             * Only Current Bankruptcies are reflected in the table above.

                                       Foreclosures
                                                              Group 1
                                                                                   Principal
                                                              Number               Balance                Percentage
                                                                        1               59,732.89                  0.03 %

                                       REO Properties
                                                              Group 1
                                                                                   Principal
                                                              Number               Balance                Percentage
                                                                        0                    0.00                  0.00 %

                                       Current Realized Losses                                                             0.00

                                       Cumulative Realized Losses - Reduced by Recoveries                                  0.00

                                       Does a Trigger Event Exist?                                                           NO

O/C Reporting                          Targeted Overcollateralization Amount                                       1,711,292.00
                                       Ending Overcollateralization Amount                                         1,711,292.00
                                       Overcollateralization Release Amount                                                0.00
                                       Payment to Class C                                                            384,417.10

               Interest Carry Forward:
                                       Interest Carryforward Balance with respect to such Distribution Date
                                                             Class A-1                                                     0.00
                                                             Class A-2                                                     0.00
                                                             Class A-3A                                                    0.00
                                                             Class A-3B                                                    0.00
                                                             Class A-4                                                     0.00
                                                             Class A-5                                                     0.00
                                                             Class A-6                                                     0.00
                                                             Class M-1                                                     0.00
                                                             Class M-2                                                     0.00
                                                             Class M-3                                                     0.00

                                       Interest Carryforward Amount Paid This Period                                       0.00
                                                             Class A-1                                                     0.00
                                                             Class A-IO                                                    0.00
                                                             Class A-2                                                     0.00
                                                             Class A-3A                                                    0.00
                                                             Class A-3B                                                    0.00
                                                             Class A-4                                                     0.00
                                                             Class A-5                                                     0.00
                                                             Class A-6                                                     0.00
                                                             Class M-1                                                     0.00
                                                             Class M-2                                                     0.00
                                                             Class M-3                                                     0.00

                                       Interest Carryforward Amount Occured This Period                                    0.00
                                                             Class A-1                                                     0.00
                                                             Class A-IO                                                    0.00
                                                             Class A-2                                                     0.00
                                                             Class A-3A                                                    0.00
                                                             Class A-3B                                                    0.00
                                                             Class A-4                                                     0.00
                                                             Class A-5                                                     0.00
                                                             Class A-6                                                     0.00
                                                             Class M-1                                                     0.00
                                                             Class M-2                                                     0.00
                                                             Class M-3                                                     0.00

                                       Remaining Interest Carryforward Amount
                                                             Class A-1                                                     0.00
                                                             Class A-IO                                                    0.00
                                                             Class A-2                                                     0.00
                                                             Class A-3A                                                    0.00
                                                             Class A-3B                                                    0.00
                                                             Class A-4                                                     0.00
                                                             Class A-5                                                     0.00
                                                             Class A-6                                                     0.00
                                                             Class M-1                                                     0.00
                                                             Class M-2                                                     0.00
                                                             Class M-3                                                     0.00

               NET WAC Rate Carryover:
                                       Interest Carryover Balance with respect to such Distribution Date
                                                             Class A-1                                                     0.00
                                                             Class A-2                                                     0.00
                                                             Class A-3A                                                    0.00
                                                             Class A-3B                                                    0.00
                                                             Class A-4                                                     0.00
                                                             Class A-5                                                     0.00
                                                             Class A-6                                                     0.00
                                                             Class M-1                                                     0.00
                                                             Class M-2                                                     0.00
                                                             Class M-3                                                     0.00

                                       Interest Carryover Amount Occured This Period
                                                             Class A-1                                                     0.00
                                                             Class A-2                                                     0.00
                                                             Class A-3A                                                1,903.98
                                                             Class A-3B                                                    0.00
                                                             Class A-4                                                     0.00
                                                             Class A-5                                                     0.00
                                                             Class A-6                                                     0.00
                                                             Class M-1                                                     0.00
                                                             Class M-2                                                     0.00
                                                             Class M-3                                                     0.00

                                       Interest Carryover Amount Paid This Period
                                                             Class A-1                                                     0.00
                                                             Class A-2                                                     0.00
                                                             Class A-3A                                                1,903.98
                                                             Class A-3B                                                    0.00
                                                             Class A-4                                                     0.00
                                                             Class A-5                                                     0.00
                                                             Class A-6                                                     0.00
                                                             Class M-1                                                     0.00
                                                             Class M-2                                                     0.00
                                                             Class M-3                                                     0.00

                                       Remaining Interest Carryover Amount
                                                             Class A-1                                                     0.00
                                                             Class A-2                                                     0.00
                                                             Class A-3A                                                    0.00
                                                             Class A-3B                                                    0.00
                                                             Class A-4                                                     0.00
                                                             Class A-5                                                     0.00
                                                             Class A-6                                                     0.00
                                                             Class M-1                                                     0.00
                                                             Class M-2                                                     0.00
                                                             Class M-3                                                     0.00


               Total Non-Supported Interest Shortfall                                                                      0.00
                                       Non-Supported Interest Shortfall Allocated to Class AIO                             0.00
                                       Non-Supported Interest Shortfall Allocated to Class A-1                             0.00
                                       Non-Supported Interest Shortfall Allocated to Class A-2                             0.00
                                       Non-Supported Interest Shortfall Allocated to Class A-3A                            0.00
                                       Non-Supported Interest Shortfall Allocated to Class A-3B                            0.00
                                       Non-Supported Interest Shortfall Allocated to Class A-4                             0.00
                                       Non-Supported Interest Shortfall Allocated to Class A-5                             0.00
                                       Non-Supported Interest Shortfall Allocated to Class A-6                             0.00
                                       Non-Supported Interest Shortfall Allocated to Class M-1                             0.00
                                       Non-Supported Interest Shortfall Allocated to Class M-2                             0.00
                                       Non-Supported Interest Shortfall Allocated to Class M-3                             0.00

